                                                                    EXHIBIT 10.2

               SUPPLEMENT NO. 2 TO AMENDED AND RESTATED INDENTURE

     This SUPPLEMENT NO. 2 TO AMENDED AND RESTATED INDENTURE, dated as of October 15, 2002 (this "Supplement"), is entered into among AMERICREDIT MASTER TRUST, a Delaware business trust (the "Issuer"), BANK ONE, NA, a national banking association, as trustee (the "Trustee") and as trust collateral agent (the "Trust Collateral Agent"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), as administrative agent (the "Administrative Agent").

                                    RECITALS

     1. The Issuer, Trustee, Trust Collateral Agent, and the Administrative Agent are parties to that certain Amended and Restated Indenture dated as of February 22, 2002 (as previously amended and as amended, supplemented or otherwise modified from time to time, the "Indenture").

     2. Pursuant to Section 9.1 of the Indenture, the parties hereto desire to amend and supplement the Indenture without the consent of the Holders of the Notes to increase the Class A Credit Score Enhancement Rate, the Class B Credit Score Enhancement Rate and/or the Class C Credit Score Enhancement Rate.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Indenture shall have the same meanings herein as therein.

     2.   Amendments to Indenture. The Indenture is hereby amended by deleting
Schedule 2 thereto in its entirety and substituting, in lieu thereof, Schedule 2 to this Supplement.

     3. Effect of Supplement. Except as expressly amended and modified by this Supplement, all provisions of the Indenture shall remain in full force and effect. After this Supplement becomes effective, all references in the Indenture and the Related Documents to "this Indenture" or words of similar effect referring to the Indenture shall be deemed to be references to the Indenture as amended by this Supplement. This Supplement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Indenture other than as expressly set forth herein.

     4. Effectiveness. This Supplement shall become effective as of the date hereof upon receipt by the Trustee of counterparts of this Supplement (whether by facsimile or otherwise) executed by each of the other parties hereto and receipt by the Trustee of an opinion of counsel satisfying the requirements of
Section 9.3 of the Indenture.

     5. Counterparts. This Supplement may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     6. Governing Law. This Supplement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

     7. Section Headings. The various headings of this Supplement are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement, the Indenture or any provision hereof or thereof.

     8.   Representations and Warranties. The Issuer represents and warrant that
(i) all of its representations and warranties set forth in the Indenture are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Event of Default under the Indenture has occurred and is continuing.

                  [remainder of page intentionally left blank]

                                       2

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     IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first written above.

                                        AMERICREDIT MASTER TRUST, as Issuer

                                        By:    DEUTSCHE BANK TRUST COMPANY
                                               DELAWARE, not in its individual
                                               capacity but solely as Owner
                                               Trustee on behalf of the Trust

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        BANK ONE, N.A., as Trust Collateral
                                        Agent and Trustee

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS (formerly known as Bankers
                                        Trust Company), as Administrative Agent

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

               SCHEDULE 2

               UPDATED: EFFECTIVE OCTOBER 15, 2002

     "Class A Credit Score Enhancement Rate" means, as of any date, the sum of
(1) the Step-Up Percentage and (2) the greater of (a) 17.50% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

Class A                                        Weighted Average AmeriCredit Score

                                 220-224           225 to 229        230-234           235-239           240+

Net Spread

(greater than) 9.0%              34.00%            32.10%            33.00%            28.75%            18.50%

(greater than) 8.5% and          34.20%            34.75%            36.00%            31.25%            21.50%
(less than or equal to) 9.0%

(greater than) 8.0% and          35.00%            36.25%            36.90%            31.25%            24.75%
(less than or equal to) 8.5%

(greater than) 7.5% and          37.60%            38.00%            37.75%            35.00%            25.00%
(less than or equal to) 8.0%

(greater than) 7.0% and          37.20%            37.25%            38.50%            37.25%            26.25%
(less than or equal to) 7.5%

(greater than) 6.5% and          41.70%            38.75%            38.50%            40.75%            29.50%
(less than or equal to) 7.0%

(greater than) 6.0% and          42.40%            42.00%            41.00%            43.00%            34.00%
(less than or equal to) 6.5%

(greater than) 5.5% and          48.10%            43.75%            40.00%            43.00%            34.00%
(less than or equal to) 6.0%

     "Class B Credit Score Enhancement Rate" means, as of any date, the sum of
(1) the Step-Up Percentage and (2) the greater of (a) 12.00% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

Class B                                        Weighted Average AmeriCredit Score

                                 220-224           225 to 229        230-234           235-239           240+

Net Spread

(greater than) 9.0%              26.60%            29.25%            29.50%            25.75%            15.00%

(greater than) 8.5% and          26.90%            30.75%            32.00%            28.25%            17.50%
(less than or equal to) 9.0%

(greater than) 8.0% and          27.70%            32.25%            32.9%             28.25%            20.75%
(less than or equal to) 8.5%

(greater than) 7.5% and
(less than or equal to) 8.0%     28.40%            33.25%            34.20%            31.25%            21.50%

(greater than) 7.0% and
(less than or equal to) 7.5%     30.20%            33.25%            34.50%            33.25%            23.25%

(greater than) 6.5% and
(less than or equal to) 7.0%     31.70%            34.00%            34.50%            36.75%            25.50%

(greater than) 6.0% and
(less than or equal to) 6.5%     33.40%            35.75%            35.50%            39.00%            29.00%

(greater than) 5.5% and
(less than or equal to) 6.0%     35.10%            36.50%            35.50%            39.00%            29.00%

     "Class C Credit Score Enhancement Rate" means, as of any date, the sum of
(1) the Step-Up Percentage and (2) the greater of (a) 5.50% and (b) the percentage set forth in the following table opposite the Net Spread as of such date in the column in which the weighted average AmeriCredit Score for the Eligible Receivables as of such date appears:

Class C                                        Weighted Average AmeriCredit Score

                                 220-224           225 to 229        230-234           235-239           240+

Net Spread

(greater than) 9.0%              18.00%            15.25%            12.50%            9.75%             8.50%

(greater than) 8.5% and          20.50%            15.75%            13.00%            10.25%            8.50%
(less than or equal to) 9.0%

(greater than) 8.0% and          20.60%            16.25%            13.90%            11.25%            8.50%
(less than or equal to) 8.5%

(greater than) 7.5% and          20.50%            17.25%            14.70%            11.75%            9.50%
(less than or equal to) 8.0%

(greater than) 7.0% and          21.00%            18.25%            15.50%            12.25%            10.00%
(less than or equal to) 7.5%

(greater than) 6.5% and          21.50%            19.00%            16.50%            12.75%            10.50%
(less than or equal to) 7.0%

(greater than) 6.0% and          22.00%            19.75%            17.50%            13.25%            11.00%
(less than or equal to) 6.5%

(greater than) 5.5% and          22.50%            20.50%            18.50%            14.25%            12.00%
(less than or equal to) 6.0%

     "Class D Credit Score Enhancement Rate" shall have the meaning, if any, set forth in a supplement or amendment to the Indenture.

     "Class E Credit Score Enhancement Rate" shall have the meaning, if any, set forth in a supplement or amendment to the Indenture.